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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15D OF
                       THE SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported): October 28, 2003


                           METROCORP BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)



            Texas                        0-25141                76-0579161
(State or other Jurisdiction of  (Commission File Number)     I.R.S. Employer
 incorporation or organization)                             Identification No.)



             9600 Bellaire Blvd., Suite 252
                       Houston, Texas                        77036
         (Address of principal executive offices)          (Zip Code)


       Registrant's telephone number, including area code: (713) 776-3876


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Item 7.   Financial Statements and Exhibits.

          Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

           99.1  -   Press Release issued by MetroCorp Bancshares, Inc. dated
                     October 28, 2003.

Item 12.   Disclosure of Results of Operations and Financial Condition

     On October 28, 2003, MetroCorp Bancshares, Inc. publicly disseminated a press release announcing its earnings for the third quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.



                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 METROCORP BANCSHARES, INC.




Dated:  October  28, 2003                        By  /s/ Allen D. Brown
                                                 ------------------------------
                                                 Allen D. Brown
                                                 President

                                  EXHIBIT INDEX



  Exhibit
  Number        Description
  ------        -----------

   99.1         Press Release issued by MetroCorp Bancshares, Inc. dated
                October 28, 2003.